   As Filed With the Securities and Exchange Commission on February 26, 1999

                                                       Registration No. 33-34275
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]

                      POST-EFFECTIVE AMENDMENT NO. 11                     [X]

                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]

                               AMENDMENT NO. 13                           [X]

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
             --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 727-1700
                                                           --------------
                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                      -------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------

It is proposed that the filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
---
         on May 1, 1999 pursuant to paragraph (b)
---
         60 days after filing pursuant to paragraph (a)(1)
---
         75 days after filing pursuant to paragraph (a)(2)
---
 X       on May 1, 1999 pursuant to paragraph (a) of Rule 485
---

--------------------------------------------------------------------------------

                                 FLAG INVESTORS
                       SHORT-INTERMEDIATE INCOME FUND INC.
                                (Class A Shares)

                     Prospectus & Application -- May 1, 1999

--------------------------------------------------------------------------------


This mutual fund (the "Fund") seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares") of the Fund.


                                TABLE OF CONTENTS

Investment Summary.............................................................2
Fees and Expenses of the Fund..................................................4
Investment Program.............................................................5
The Fund's Net Asset Value.....................................................6
How to Buy Shares..............................................................7
How to Redeem Shares...........................................................8
Telephone Transactions.........................................................9
Sales Charges.................................................................10
Dividends and Taxes...........................................................14
Investment Advisor and Sub-Advisor............................................14
Financial Highlights..........................................................16
Application..................................................................A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

   The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

Objective and Strategies

         The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment advisor and sub-advisor select U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities for the Fund's portfolio subject to quality, maturity and duration criteria. Corporate debt will be rated at least "A" by either Moody's Investors Services, Inc. or Standard & Poors Ratings Group. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity at the time of investment of three to five years and a maximum duration of four years.

Risk Profile

         The Fund is suited for you if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss.

         The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially in response to changes in interest rates. In general, a change in interest rates will cause an inverse change in the value of the Fund's securities. Unexpected prepayment of principal by mortgage backed securities in the Fund's portfolio may negatively impact the assumptions which guided the advisor when it selected the Fund's investments.

         An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*
                        For the years ended December 31,


                         1992                 5.68%
                         1993                 8.98%
                         1994                -3.32%
                         1995                15.43%
                         1996                 4.04%
                         1997                 7.13%
                         1998                 6.81%


* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1998 through March 31, 1999, the year-to-date return for Class A shares was __%.






    During the 7-year period shown in the bar chart, the highest return for a quarter was 4.98% (quarter ended 6/30/95) and the lowest return for a quarter was -2.55% (quarter ended 3/31/94).

Average Annual Total Return (for periods ended December 31, 1998)


                                                            Lehman Brothers
                                                              Intermediate
                                                              Government/
                                                             Corporate Bond
                                        Class A Shares(1)        Index(2)
                                       -------------------  ---------------
Past One Year .....................           5.20%              8.44%
Past Five Years....................           5.54%              6.60%
Since Inception....................      6.83% (5/13/91)         7.77%(3)

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. The index is a passive measure of bond performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 5/31/91 through 12/31/98.

FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold Class A Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
   offering price)................................................................     1.50%*
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
   price or redemption proceeds, whichever is lower)..............................     0.50%*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......................     None
Redemption Fee ...................................................................     None
Exchange Fee......................................................................     None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees...................................................................      0.35%
Distribution and/or Service (12b-1) Fees..........................................      0.25%
Other Expenses ...................................................................      0.33%
                                                                                       ------
Total Annual Fund Operating Expenses..............................................      0.93%
Less Fee Waivers and Expense Reimbursements.......................................     (0.23)%**
                                                                                      -------
Net Expenses......................................................................      0.70%
                                                                                        =====

         * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
        ** The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 0.70% of the Class A Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

Example:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          1 Year          3 Years          5 Years          10 Years
                                                          ------          -------          -------          --------
   Class A Shares...................................       $518*           $712*            $922*           $1,532*

----------------------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

         Assuming no redemption, expenses for Class A Shares would be the same as in the above Example.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").


INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities.

         The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. In selecting investments for the Fund, the Advisors first focus on a security's quality. They will purchase only securities that have been granted certain minimum credit ratings by an independent rating agency. Corporate debt will be rated at least "A" by either S&P or Moody's. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. [Then the Advisors focus on maturity and duration.] Under normal circumstances, the Fund's portfolio will have an average maturity of three to five years and a maximum duration of four years. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as auto loans or credit card receivables.

         An investment in the Fund entails risk. The primary risk of the Fund is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. Prices of securities with longer maturities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. A portfolio with a lower average duration generally will experience less price volatility in responses to changes in interest rates as compared with a portfolio with a higher duration. Lower quality securities also react more sharply to changes in interest rates. Mortgage-backed securities are subject to special risks. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying loans. Because of prepayments, it may not be possible to determine in advance the actual maturity of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of additional prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of these securities and, therefore, the ability to assess the volatility risk of the portfolio. There can be no guarantee that the Fund will achieve its goals.

         To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments. These investments may not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to Class A Shares from its proportionate share of the Fund's assets and dividing the result by the outstanding Class A Shares.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Class A Shares.


HOW TO BUY SHARES

         You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

         o If you are investing in an IRA account, your initial investment may be as low as $1,000.

         o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

         o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES

         You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of Class A Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the Class A Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

         Any dividends payable on Class A Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Class A Shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

         If you redeem sufficient Class A Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Class A Shares after giving you 60 days' notice. The Fund reserves the right to redeem Class A Shares in kind under certain circumstances.

         If you own Class A Shares having a value of at least $10,000, you may arrange to have some of your Class A Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS

         If your Class A Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Class A shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Class A Shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES

Purchase Price

         The price you pay to buy Class A Shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                          Class A
                                                       Sales Charge
                                                         as % of
                                             -----------------------------------
                                               Offering           Net Amount
                Amount of Purchase               Price             Invested
--------------------------------------------------------------------------------
Less than    $100,000 .....................      1.50%               1.52%
$  100,000 - $499,999 .....................      1.25%               1.27%
$  500,000 - $999,999......................      1.00%               1.01%
$1,000,000 and over   .....................      None                None
--------------------------------------------------------------------------------

         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares, you may pay a sales charge when you redeem your Class A Shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

         The sales charges you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Class A Shares you own will be redeemed to pay this difference.

         Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell Class A Shares.

4) If you are buying shares in any of the following types of accounts:

   (i)   A qualified retirement plan;

   (ii)  A Flag Investors fund payroll savings plan program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

         You may exchange Class A shares of any other Flag Investors fund with a higher sales charge structure for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge. If you own Flag Investors Cash Reserve Prime Class A Shares, you may exchange into Class A Shares upon payment of the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

         The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                                Sales Charge as a Percentage of the Dollar Amount Subject to Charge

Years Since Purchase                                                       (As % of Cost or Value)
-------------------------------------------------------------------------------------------------------------------
First ................................................                             0.50%*
Second ...............................................                             0.50%*
Thereafter ...........................................                              None
-------------------------------------------------------------------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to Class A Shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased Class A Shares at various times, the sales charge will be applied first to the Class A Shares you have owned for the longest period of time.

3) If you acquired your Class A Shares through an exchange of Class A shares of another Flag Investors fund, the period of time you held the original Class A shares will be combined with the period of time you held the Class A Shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the Class A Shares or their value at the time of your redemption.

         Waiver of Sales Charge. You may redeem Class A Shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your Class A Shares for Class A shares of another Flag Investors fund with a higher sales charge structure and have held your Class A Shares for at least 24 months.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your Class A Share balance.

4) If Class A Shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minor Acts.

  (ii) Either or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

Distribution Plan

         The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder services. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because this fee is paid out of net assets on an ongoing basis, it will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions. If you redeem Class A Shares, you will be subject to tax on any gains. The character of such gain will generally be based on your holding period for the shares. An exchange of Class A Shares for Class A shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

         Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.


INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex Brown Capital Advisory & Trust Company)("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of March 31, 1999. Brown Trust is a Maryland trust company with approximately $____ billion under management as of March 31, 1999.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for the negotiation of commission rates.

         As compensation for its services for the fiscal year ended December 31, 1998, ICC received from the Fund a fee equal to 0.12% (net of fee waivers) of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee. ICC has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.70% of average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

         The Advisor is a wholly owned subsidiary of Bankers Trust Corporation ("Bankers Trust"). Bankers Trust has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Directors and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Managers

         Messrs. M. Elliott Randolph, Jr., and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since its inception in 1991.

         Mr. Randolph has nearly 25 years of investment experience. He is a Principal at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

         Mr. Corbin has 21 years of investment experience. He is a Principal at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements for the Class A Shares, is included in the Statement of Additional Information, which is available upon request.

(For a Class A Share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                       Class A Shares
                                                 ----------------------------------------------------------
                                                              For the Year Ended December 31,
                                                 ----------------------------------------------------------
                                                   1998         1997         1996      1995         1994
Per Share Operating Performance:
   Net asset value at beginning of year........   $10.39        $10.28      $10.45     $ 9.62       $10.57
                                                  ------        ------      ------     ------       ------

Income from Investment Operations:
   Net investment income.......................     0.58          0.61        0.63       0.62         0.57
   Net realized and unrealized gain/(loss) on
      investments..............................     0.11          0.10        0.23       0.84        (0.92)
                                                  ------        ------      ------     ------       ------
   Total from Investment Operations............     0.69          0.71        0.40       1.46        (0.35)
                                                  ------        ------      ------     ------       ------

Less Distributions:
   Distributions from net investment income and
   short-term gains............................    (0.60)        (0.60)      (0.60)     (0.60)       (0.57)

   Return of capital...........................      ---           ---         ---        ---          ---
                                                  ------        ------      ------     ------       ------
   Total distributions.........................    (0.60)        (0.60)      (0.60)     (0.60)        (0.60)
                                                  ------        ------      ------     ------       ------
   Net asset value at end of year .............   $10.48        $10.39      $10.28     $10.48       $ 9.62
                                                  ======        ======      ======     ======       ======

Total Return(1)................................    6.81%         7.13%       4.04%     15.43%        (3.32)%

Ratios to Average Daily Net Assets:
   Expenses(2).................................    0.70%         0.70%       0.70%      0.70%        0.70%
   Net investment income(3)....................    5.57%         5.92%       6.11%      6.00%        5.57%

Supplemental Data:
   Net assets at end of year (000).............  $47,107       $45,569     $58,584    $67,116      $78,789
   Portfolio turnover rate.....................      40%           65%         42%        46%          50%

---------------------------
(1) Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.93%, 0.96%, 0.99%, 0.93% and 0.84% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.34%, 5.66%, 5.83%, 5.77% and 5.43% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

                  FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
                             NEW ACCOUNT APPLICATION

------------------------------------------------------------------------------------------------------------------------------------

Make check payable to "Flag Investors           For assistance in completing this Application please call:  1-800-553-8080,
Short-Intermediate  Income Fund, Inc."          Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
and mail with this Application to:

  Flag Investors Funds                      To open an IRA account, please call 1-800-767-3524 for an IRA information kit.
  P.O.  Box 419663
  Kansas City, MO  64141-6663
  Attn:  Flag Investors Short-Intermediate Income Fund, Inc.

I enclose a check for $_____ payable to "Flag Investors Short-Intermediate Income Fund, Inc." for the purchase of  Class A Shares.

                                              Your Account Registration (Please Print)

Existing Account No., if any_____________________________

Individual or Joint Tenant                                   Gifts to Minors

_________________________________________________________    _______________________________________________________________________
First Name                 Initial          Last Name        Custodian's Name (only one allowed by law)

_________________________________________________________    _______________________________________________________________________
Social Security Number                                       Minor's Name (only one)

_________________________________________________________    _________________________________  ____________________________________
Joint Tenant               Initial          Last Name        Social Security Number of Minor    Minor's Date of Birth (Mo./Day/Yr.)

                                                             under the_______________________ Uniform Gifts to Minors Act
                                                                        (State of Residence)

Corporations, Trusts, Partnerships, etc.                     Mailing Address

_________________________________________________________    _______________________________________________________________________
Name of Corporation, Trust or Partnership                    Street

_________________________________________________________    _______________________________________________________________________
Tax ID Number                     Date of Trust              City                      State                 Zip

_________________________________________________________    (____________)_________________________________________________________
Name of Trustees (if to be included in the Registration)      Daytime Phone

_________________________________________________________
For the Benefit of

                                                     Letter of Intent (Optional)


/ / I intend to invest at least the amount indicated below in Class A Shares of Flag Investors Short-Intermediate Income Fund, Inc.
I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.
                                               / /$100,000 / /$500,000 / /$1,000,000


                                                  Right of Accumulation (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

   Fund Name               Account No.                        Owner's Name                       Relationship
   ---------               -----------                        ------------                       ------------

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

                                                        Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.


      Income Dividends                                                 Capital Gains
      / / Reinvested in additional shares                              / / Reinvested in additional shares
      / / Paid in cash                                                 / / Paid in cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                                        Automatic Investing Plan (Optional)

/ / I authorize you as Agent for the Automatic Investing Plan to automatically invest $ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment:  $250

Subsequent Investments (check one):  / / Monthly ($100 minimum)    / /  Quarterly ($250 minimum)       Please attach a voided check

_____________________________________________________         ______________________________________________________________________
Bank Name                                                     Depositor's Signature                                    Date

_____________________________________________________         ______________________________________________________________________
Existing Flag Investors Fund Account No., if any              Depositor's Signature (if joint acct., both must sign)    Date

                                               Systematic Withdrawal Plan (Optional)


/ / Beginning the month of _____________________________, 19__ please send me checks on a monthly or quarterly basis, as indicated
below, in the amount of (complete as applicable) $______________________________________, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

   Frequency (check one):  / / Monthly      / / Quarterly (January, April, July and October)

                                                 Telephone Transactions
I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:
      No, I/We do not want:                  / /  Telephone redemption privileges       / /  Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

  Bank:_____________________________________________      Bank Account No.:________________________________________
  Address:__________________________________________      Bank Account Name:_______________________________________
          __________________________________________

                                                Signature and Taxpayer Certification

------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

/ / U.S. Citizen/Taxpayer:
    /   / I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    /   / If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W- 9. You may request such form by calling the Transfer
        Agent at 800-553-8080.)

/ / Non-U.S. Citizen/Taxpayer:  Indicated country of residence for tax purposes:____________________________________________________
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

_____________________________________________________            ___________________________________________________________
Signature                              Date                      Signature (if joint acct., both must sign)     Date
------------------------------------------------------------------------------------------------------------------------------------
       For Dealer Use Only

Dealer's Name:   _______________________________                 Dealer Code:_______________________________
Dealer's Address:_______________________________                             _______________________________
                 _______________________________                 Branch Code:_______________________________
Representative:  _______________________________                 Rep. No.:   _______________________________


                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



            Sub-Advisor                                Distributor
 BROWN INVESTMENT ADVISORY & TRUST                ICC DISTRIBUTORS, INC.
              COMPANY                              Two Portland Square
           Furness House                          Portland, Maine 04101
          19 South Street
     Baltimore, Maryland 21202


          Transfer Agent                           Independent Auditors
 INVESTMENT COMPANY CAPITAL CORP.                 DELOITTE & TOUCHE LLP
         One South Street                           University Square
    Baltimore, Maryland 21202                        117 Campus Drive
          1-800-553-8080                       Princeton, New Jersey 08540

        Custodian                                       Fund Counsel
  BANKERS TRUST COMPANY                         MORGAN, LEWIS & BOCKIUS LLP
    130 Liberty Street                               1701 Market Street
 New York, New York 10006                     Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

     o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800)767-FLAG, or your securities dealer or servicing agent.


                                        Investment Company Act File No. 811-6084

--------------------------------------------------------------------------------


                                                                        SHORTPRS

                                 FLAG INVESTORS
                      SHORT-INTERMEDIATE INCOME FUND, INC.
                             (Institutional Shares)

                     Prospectus & Application -- May 1, 1999


This mutual fund (the "Fund") seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy Institutional Shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Institutional Shares (the "Institutional Shares") of the Fund. Institutional Shares may be purchased only by eligible institutions, certain qualified retirement plans or by investment advisory affiliates of BT Alex. Brown Incorporated on behalf of their clients.

                                TABLE OF CONTENTS



Investment Summary......................................................    2

Fees and Expenses of Institutional Shares...............................    4

Investment Program......................................................    5

The Fund's Net Asset Value..............................................    6

How to Buy Institutional Shares.........................................    6

How to Redeem Institutional Shares......................................    8

Telephone Transactions..................................................    8

Dividends and Taxes.....................................................    9

Investment Advisor and Sub-Advisor......................................    9

Financial Highlights....................................................   11

Application.............................................................  A-1


Flag Investors Funds
P.O. Box 515
Baltimore, MD  21203

         The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to
                       the contrary is a criminal offense.

INVESTMENT SUMMARY

Objectives and Strategies

         The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. The Fund's investment advisor and sub-advisor select U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities for the Fund's portfolio subject to quality, maturity and duration criteria. Corporate debt will be rated at least "A" by either Moody's Investors Services, Inc. or Standard & Poors Ratings Group. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Under normal circumstances, the Fund's portfolio will have a dollar-weighted average maturity of three to five years and a maximum duration of four years.

Risk Profile

         The Fund is suited for you if you are seeking a high level of current income but are willing to sacrifice some of that income to reduce your risk of capital loss.

         The value of your investment in the Fund will vary from day to day based on changes in the prices of the securities the Fund holds. These prices will, in turn, change in response to economic and market factors and especially in response to changes in interest rates. In general, a change in interest rates will cause an inverse change in the value of the Fund's securities. Unexpected prepayment of principal by mortgage backed securities in the Fund's portfolio may negatively impact the assumptions which guided the advisor when it selected the Fund's investments.

         An investment in the Fund could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                             Institutional Shares*
                          For years ended December 31,

                       1996         1997           1998
                       4.20%        7.40%          7.07%



* For the period from December 31, 1998 through March 31, 1999, the year-to-date total return for the Institutional Shares was ___%.

         During the 3-year period shown in the bar chart, the highest return for a quarter was 3.69% (quarter ended 9/30/98) and the lowest return for a quarter was -0.82% (quarter ended 3/31/96).

Average Annual Total Return (for periods ended December 31, 1998)

                                                               Lehman Brothers
                                                                 Intermediate
                                                            Government/Corporate
                                   Institutional Shares(1)       Bond Index(2)
                                  ------------------------  --------------------
Past One Year ..................             7.07%                   8.44%
Since Inception ................        6.56% (11/2/95)              7.19%(3)

-----------------

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. This index is a passive measure of bond performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 10/31/95 through 12/31/98.

FEES AND EXPENSES OF INSTITUTIONAL SHARES

         This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases..................................................      None
Maximum Deferred Sales Charge (Load)..............................................................      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......................................      None
Redemption Fee....................................................................................      None
Exchange Fee......................................................................................      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees...................................................................................      0.35%
Distribution and/or Service (12b-1) Fees..........................................................      None
Other Expenses....................................................................................      0.33%
                                                                                                        ----
Total Annual Fund Operating Expenses..............................................................      0.68%
                                                                                                        ----
Less Fee Waivers and Expense Reimbursements ......................................................     (0.23)%*
Net Expenses .....................................................................................      0.45%
                                                                                                        ====

-----------
* The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Funds's Total Annual Fund Operating Expenses do not exceed 0.45% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

Example:

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 Year          3 Years          5 Years          10 Years
                                                          ------          -------          -------          --------
Institutional Shares................................       $46*            $194*            $357*            $841*

---------
* Based on Total Annual Fund Operating Expenses after fee waivers and expense reimbursements for year 1 only.

INVESTMENT PROGRAM

Investment Objective, Policies and Risk Considerations

         The Fund seeks a high level of current income consistent with preservation of principal within an intermediate-term maturity structure by investing primarily in U.S. Government securities, corporate debt and mortgage-backed and asset-backed securities.

         The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. In selecting investments for the Fund, the Advisors first focus on a security's quality. They will purchase only securities that have been granted certain minimum credit ratings by an independent rating agency. Corporate debt will be rated at least "A" by either S&P or Moody's. Mortgage and asset-backed securities will be rated at least "AAA" by S&P or "Aaa" by Moody's. Then the Advisors focus on maturity and duration. Under normal circumstances, the Fund's portfolio will have an average maturity of three to five years and a maximum duration of four years. Some of the securities selected by the Advisors will be mortgage-backed and asset-backed securities. A mortgage-backed security represents an interest in a pool of underlying mortgage loans. An asset-backed security represents an interest in an underlying pool of assets, such as auto loans or credit card receivables.

         An investment in the Fund entails risk. The primary risk of the Fund is interest rate risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. Prices of securities with longer maturities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities. A portfolio with a lower average duration generally will experience less price volatility in responses to changes in interest rates as compared with a portfolio with a higher duration. Lower quality securities also react more sharply to changes in interest rates. Mortgage-backed securities are subject to special risks. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying loans. Because of prepayments, it may not be possible to determine in advance the actual maturity of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average maturity and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of additional prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of these securities and, therefore, the ability to assess the volatility risk of that portfolio. There can be no guarantee that the Fund will achieve its goals.

         To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments. These investments may not be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

         The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.


THE FUND'S NET ASSET VALUE

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time) on each day the Exchange is open for business. It is calculated by subtracting the liabilities attributable to the Institutional Shares from their proportionate share of the Fund's assets and dividing the result by the outstanding Institutional Shares.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem Institutional Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

         The following sections describe how to buy and redeem Institutional Shares.


HOW TO BUY INSTITUTIONAL SHARES

         You may buy Institutional Shares if you are any of the following:

         o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

         o  A defined contribution plan with assets of at least $75 million.

         o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

         You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $500,000.

         The following are exceptions to this minimum:

         o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown purchasing shares for the accounts of their investment advisory clients.

         o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

         o The minimum initial investment for all other qualified retirement plans is $1 million.

         There are no minimums for subsequent investments.

Purchases by Exchange

         You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares. The Fund may modify or terminate this offer of exchange upon 60 days' notice.

         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

HOW TO REDEEM INSTITUTIONAL SHARES

         You may redeem any Institutional Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS

         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

DIVIDENDS AND TAXES

Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

         The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. The Fund will tell you annually how to treat dividends and distributions.

         If you redeem shares of the Fund, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of shares of the Fund for shares of another fund is a sale of Fund shares for tax purposes. More information about taxes is in the Statement of Additional Information.

Because each investor's tax circumstances are unique, and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR AND SUB-ADVISOR

         Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $___ billion of net assets as of March 31, 1999. Brown Trust is a Maryland trust company with approximately $___ billion under management as of March 31, 1999.

         ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Brown Trust. Brown Trust is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

         As compensation for its services for the fiscal year ended December 31, 1998, ICC received from the Fund a fee equal to 0.12% (net of fee waivers) of the Fund's average daily net assets. ICC compensates Brown Trust out of its advisory fee. ICC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 0.45% of average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended.

         The Advisor is a wholly owned subsidiary of Bankers Trust Corporation ("Bankers Trust"). Bankers Trust has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Directors and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Managers

         Messrs. M. Elliott Randolph, Jr., and Paul D. Corbin have shared primary responsibility for managing the Fund's assets since its inception in 1991.

         Mr. Randolph has nearly 25 years of investment experience. He is a Principal at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1988-1991 he was a Principal with Monument Capital Management, Inc.

         Mr. Corbin has 21 years of investment experience. He is a Principal at Brown Trust where he has served as the Fund's portfolio manager since October, 1998. Prior to that he served as the Fund's portfolio manager while employed at BT Alex. Brown Incorporated. From 1984-1991 he served as the Senior Vice President in charge of Fixed Income Portfolio Management at First National Bank of Maryland.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

(For a share outstanding throughout each period)

                                                                                                                 For the Period
                                                                               For the Year                   November 2, 1995(1)
                                                                                   Ended                             through
                                                                               December 31,                         December 31,
                                                                         ---------------------------------------------------------
                                                                          1998            1997         1996             1995
-----------------------------------------------------------------         ----            ----         ----             ----
Per Share Operating Performance:
    Net asset value at beginning of period.......................        $10.50          $10.38       $10.58            $10.42
                                                                         ------          ------        -----             -----

Income from Investment Operations:
    Net investment income........................................          0.61            0.61         0.59              0.09
    Net realized and unrealized gain/(loss) on investments.......          0.11            0.13        (0.17)             0.12
                                                                         ------           ------       ------            ------
    Total from Investment Operations.............................          0.72            0.74         0.42              0.21

Less Distributions:
    Distributions from net investment income and short-term
     gains ......................................................         (0.62)          (0.62)       (0.62)            (0.05)
                                                                         ------           ------       ------            ------
    Net asset value at end of period ............................        $10.60          $10.50       $10.38            $10.58
                                                                         ======          ======       ======            ======

Total Return(2)..................................................          7.07%           7.40%        4.20%            12.47%

Ratios to Average Daily Net Assets:
    Expenses(3)..................................................          0.45%           0.45%        0.45%             0.45%(5)
    Net investment income(4).....................................          5.81%           6.17%        6.35%             6.52%(5)

Supplemental Data:

    Net assets at end of period (000)............................       $45,112         $32,056      $17,507            $2,186
    Portfolio turnover rate......................................            40%             65%          42%              46%

------------
(1) Commencement of operations.
(2) Total return excluded the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 0.67%, 0.72%, 0.76% and 0.72% (annualized) for the years ended December 31, 1998, 1997 and 1996 and for the period ended December 31, 1995, respectively.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 5.58%, 5.90%, 6.04% and 6.27% (annualized) for the years ended December 31, 1998, 1997 and 1996 and for the period ended December 31, 1995, respectively.
(5) Annualized.

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
Send completed Application by overnight carrier to:      For assistance in completing this application please call: 1-800-553-8080,
    Flag Investors Funds                                 Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
    330 West Ninth Street, First Floor
    Kansas City, MO  64105
    Attn:  Flag Investors Short-Intermediate Income Fund, Inc.
If you are paying by check, make check payable to "Flag Investors
Short-Intermediate Income Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.

                                     Your Account Registration (Please Print)

Name on Account                                                  Mailing Address

-------------------------------------------------------------    -------------------------------------------------------------------
Name of Corporation, Trust or Partnership                        Name of Individual to Receive Correspondence
-----------------------------------------------                  -------------------------------------------------------------------
Tax ID Number                                                    Street
|_| Corporation  |_| Partnership  |_|Trust
                                                                 -------------------------------------------------------------------
|_| Non-Profit or Charitable Organization  |_|Other----------    City                               State    Zip
If a Trust, please provide the following:                        (          )
                                                                 -------------------------------------------------------------------
                                                                 Daytime Phone
------------------------------------------------------------------------------------------------------------------------------------
Date of Trust                                  For the Benefit of
------------------------------------------------------------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                                               Initial Investgment

Indicate the amount to be invested and the method of payment:
__A. By Mail: Enclosed is a check in the amount of $ ___________________ able to Flag Investors Short-Intermediate Income Fund, Inc.
__B. By Wire:  A bank wire in the amount of  $____________________________ has been sent from _________________ ___________________
         Wire Instructions                                                                      Name of Bank    Wire Control Number
       Follow the instructions below to arrange for a wire transfer for initial investment:
       o Send completed Application by overnight carrier to Flag Investors Funds at the address listed above.
       o Call 1-800-553-8080 to obtain new investor's Fund account number.
       o Wire payment of the purchase price to Investors Fiduciary Trust Company
         ("IFTC"), as follows:
             IFTC
             a/c Flag Investors Funds
             Acct. #7528175
             ABA #1010-0362-1
             Kansas City, Missouri  64105
       Please include the following information in the wire:
       o  Flag Investors Short-Intermediate Income Fund, Inc. -- Institutional Shares
       o  The amount to be invested
       o  "For further credit to _________________________________."
                                  (Investor's Fund Account Number)

                                             Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional
Institutional Shares of the Fund.
         Income Dividends                                                    Capital Gains
         |_| Reinvested in additional shares                                 |_| Reinvested in additional shares
         |_| Paid in cash                                                    |_| Paid in cash
                                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges
(with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
            No, I do not want:       |_|Telephone redemption privileges          |_|Telephone exchange privileges
                   Redemptions effected by telephone will be wired to the bank account designated below.

                                            Bank Account Designation
                                         (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.
------------------------------------------------------------------------------------------------------------------------------------
Name of Bank                                            Branch

------------------------------------------------------------------------------------------------------------------------------------
Bank Address                                            City/State/Zip

------------------------------------------------------------------------------------------------------------------------------------
Name(s) on Account

------------------------------------------------------------------------------------------------------------------------------------
Account Number                                          A.B.A. Number

                                        Acknowledgment, Certificate and Signature
------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
|_| U.S. Citizen/Taxpayer:
    |_| I certify that (1) the number shown above on this form is the correct Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
        Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
        (c) the IRS has notified me that I am no longer subject to backup withholding.
    |_|  If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W- 9.You may request such form by calling the
         Transfer Agent at 800-553-8080.)
|_|  Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes: _________________________________________________
     Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I have received a copy of the Fund's prospectus.
------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                      Date

------------------------------------------------------------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.                                      Date

                                       Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any * of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

-----------------------------------------------------            -------------------------------------------------------------------
Name/Title                                                       Signature                                   Date

-----------------------------------------------------            -------------------------------------------------------------------
Name/Title                                                       Signature                                   Date

-----------------------------------------------------            -------------------------------------------------------------------
Name/Title                                                       Signature                                   Date

-----------------------------------------------------            -------------------------------------------------------------------
Name/Title                                                       Signature                                   Date
The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC")
may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application.
Provisions of this Application shall be equally Applicable to any successor of ICC.
*   If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of
    Authorized Persons indicated in this space.
------------------------------------------------------------------------------------------------------------------------------------

                                                 Certificate of Authority

Investors must complete one of the following two Certificates of Authority.
Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)
I _____________________________________________________________, Secretary of the above-named investor, do hereby certify that at a meeting on ______________________________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur, and (4) authorized the Secretary to certify that such resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form. Witness my hand and seal on behalf of the investor. this ___day of _____________, 199_ Secretary ______________________________________________
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.
------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                          Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee) The undersigned certify that they are the general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust agreement: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).


------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                          Date


------------------------------------------------------------------------------------------------------------------------------------
Signature and title                                                                                          Date

                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202


           Sub-Advisor                                      Distributor
  BROWN INVESTMENT ADVISORY &                        ICC DISTRIBUTORS, INC.
          TRUST COMPANY                               Two Portland Square
          Furness House                              Portland, Maine 04101
         19 South Street
   Baltimore, Maryland  21202

         Transfer Agent                               Independent Auditors
INVESTMENT COMPANY CAPITAL CORP.                      DELOITTE & TOUCHE LLP
        One South Street                                 University Square
   Baltimore, Maryland 21202                            117 Campus Drive
         1-800-553-8080                            Princeton, New Jersey 08540


           Custodian                                       Fund Counsel
     BANKERS TRUST COMPANY                         MORGAN, LEWIS & BOCKIUS LLP
       130 Liberty Street                              1701 Market Street
    New York, New York 10006                    Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling
(800)767-FLAG:

     o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

     o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767 - FLAG or your securities dealer or servicing agent.




                                       Investment Company Act File No. 811-6084
--------------------------------------------------------------------------------




                                                                       SHORTIPRS

                       STATEMENT OF ADDITIONAL INFORMATION




               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202







                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE, MARYLAND 21202, OR BY CALLING (800) 767-FLAG.











             Statement of Additional Information Dated: May 1, 1999

                       Relating to the Prospectuses Dated:
                                   May 1, 1999

                                TABLE OF CONTENTS

                                                                       Page


1.       GENERAL INFORMATION AND HISTORY..................................1

2.       INVESTMENT OBJECTIVES AND POLICIES...............................1

3.       VALUATION OF SHARES AND REDEMPTION...............................7

4.       FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.............8

5.       MANAGEMENT OF THE FUND..........................................11

6.       INVESTMENT ADVISORY AND OTHER SERVICES..........................16

7.       DISTRIBUTION OF FUND SHARES.....................................17

8.       BROKERAGE.......................................................20

9.       CAPITAL STOCK...................................................22

10.      SEMI-ANNUAL REPORTS.............................................23

11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...............23

12.      INDEPENDENT AUDITORS............................................23

13.      LEGAL MATTERS...................................................23

14.      PERFORMANCE INFORMATION.........................................24

15.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............26

16.      FINANCIAL STATEMENTS............................................27

APPENDIX ...............................................................A-1

1.      GENERAL INFORMATION AND HISTORY


        Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") is an open-end diversified management investment company. The Fund currently offers two classes of shares: Flag Investors Short-Intermediate Income Fund Class A Shares (the "Flag Investors Class A Shares") and Flag Investors Short-Intermediate Income Fund Institutional Shares (the "Flag Investors Institutional Shares") (collectively, the "Shares"). The Flag Investors Class A Shares were formerly known as the Flag Investors Shares. Prior to February 14, 1997, the Fund was known as Flag Investors Intermediate-Term Income Fund, Inc. As used herein, the "Fund" refers to Flag Investors Short-Intermediate Income Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund's distributor (the "Distributor"), or, from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


        The Fund was incorporated under the laws of the State of Maryland on April 16, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and its Shares under the Securities Act of 1933, as amended, and began operations on May 13, 1991. The Fund has offered the Flag Investors Class A Shares since its inception on May 13, 1991 and the Flag Investors Institutional Shares since November 2, 1995.


        Under a license agreement dated May 10, 1991 between the Fund and Alex. Brown & Sons Incorporated (predecessor to BT Alex. Brown Incorporated), Alex. Brown & Sons Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.



2.      INVESTMENT OBJECTIVES AND POLICIES


        The Fund is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. In seeking this objective the Fund will, under normal circumstances, invest at least 65% of its total assets in U.S. Government Securities (including certain mortgage-backed securities) and in collateralized mortgage obligations ("CMOs") and corporate debt securities. The Fund may also invest in other asset-backed securities and (subject to an overall 20% limit) non-U.S. dollar-denominated securities. Quality criteria applicable to certain of the Fund's investments are as follows:



                Type of Permitted Investment                               Minimum Rating(1)
                ----------------------------                               -----------------
                                                                  S&P(2)                     Moody's(3)
U.S. Government and Agency Securities......................        N/A                           N/A
CMO's......................................................         AAA                         Aaa4
Corporate Debt.............................................    A or better(4)              A or better(4)
Other Asset-Backed Securities..............................        AAA4                         Aaa4
Securities of Non-U.S. Governmental Issuers................        AAA4                         Aaa4
Securities of Designated International Organization........        AAA4                         Aaa4
Non-Dollar U.S. Government Securities......................        AAA4                         Aaa4
Securities of Foreign Corporations.........................        AAA4                         Aaa4

--------------------
1. In the event any security owned by the Fund is downgraded, the Fund's investment advisor will review the situation and take appropriate action, but will not be automatically required to sell any such security. For a discussion of the above ratings, see the Appendix to the Statement of Additional Information.
2.   Standard & Poor's Ratings Group.
3.   Moody's Investors Service, Inc.
4. Or, if unrated, determined to be of comparable quality by the Fund's investment advisor.

        To meet its short-term liquidity needs, the Fund may invest in repurchase agreements in variable amount master demand notes and in commercial paper rated A-1 by S&P or Prime-1 by Moody's, or if not rated, determined to be of comparable quality by the Fund's investment advisor (the "Advisor"). For temporary, defensive purposes, the Fund may invest up to 100% of its assets in such instruments.

Risk Considerations

        The market value of the Fund's debt securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding debt securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Prices of longer term securities generally increase or decrease more sharply in response to interest rate changes than those of shorter term securities.

        Mortgage-backed securities are subject to special risks due to the possibility that prepayments on home mortgages will alter their cash flow. During periods of declining interest rates, prepayments are passed through to holders of mortgage-backed securities who may then have to reinvest at lower interest rates. In periods of rising interest rates, prepayments tend to slow, with the result that the average life of mortgage-backed securities may be lengthened. Consequently, the possibility of prepayment makes it difficult to assess the actual maturity and duration of mortgage-backed securities, which, in turn, makes it difficult to predict both the direction and magnitude of changes in the value of mortgage-backed securities in response to changes in interest rates.


        Purchases of foreign securities may subject the Fund to additional risks associated with the holding of property abroad. Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the payment of principal or interest.

U.S. Government Securities.

        U.S. Government securities include obligations issued and backed by the full faith and credit of the United States Treasury, as well as obligations issued by agencies or instrumentalities of the U.S. Government (including securities of the Government National Mortgage Association ("GNMA")). These obligations may or may not be backed by the full faith and credit of the U.S. Government. Certain agencies or instrumentalities of the U.S. Government (such as the United States Postal Service) have the right to borrow from the United States Treasury to meet their obligations, but in other instances the obligations of the issuing agency or instrumentality (such as the Federal Farm Credit System and the Federal National Mortgage Association ("FNMA")) are supported only by the credit of the agency or instrumentality.


Mortgage-Backed Securities


        The Fund may invest in mortgage-backed securities representing ownership interests in a pool of mortgage loans which securities are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal National Mortgage Association ("FNMA").


        GNMA Certificates.
        ------------------

        GNMA Certificates are mortgage-backed securities that evidence an undivided ownership interest in a pool of mortgage loans. Principal and interest is paid back monthly by the borrower over the term of the underlying loans. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers' Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantees.


        The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal investment substantially before maturity of the mortgages in the pool. Because prepayment rates of individual mortgage pools vary, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family home mortgage loans with 25 to 30 year maturities (the type of mortgage underlying most GNMA Certificates) is approximately 12 years. It is customary, therefore, to treat GNMA Certificates as 30-year mortgage-backed securities that prepay in full in the twelfth year.


        FHLMC and FNMA Certificates.
        ----------------------------

        The FHLMC is a corporate instrumentality of the U.S. Government and was created in 1970 for the purpose of increasing the availability of mortgage credit for residential housing through the development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues Participation Certificates that represent a pro rata share of all interest and principal payments made and owed on the underlying pool (which consists of mortgages from FHLMC's national portfolio). The FHLMC guarantees the timely payment of interest and ultimate collection of principal. FHLMC Participation Certificates are assumed to be prepaid in full in the twelfth year.

        The FNMA is a government-sponsored corporation owned by private stockholders that was established in 1938 to create a secondary market in mortgages issued by the FHA. FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and full return of principal. FNMA Certificates are assumed to be prepaid in full in the twelfth year.

        Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not backed by the full faith and credit of the U.S. Government.


        Interests in mortgage-backed securities differ from other forms of debt securities, which typically provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments to the certificate holders, consisting of both interest and principal payments, which in effect "pass-through" the monthly interest and principal payments made on the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time (such as 20 or 30 years), borrowers can repay their loans sooner and the certificate holders would receive any such prepayment of principal in addition to the principal that is part of the monthly payment. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Accordingly, during periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Because prepayment of the underlying mortgages may vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the prepayments of principal are included in the monthly payments to the Fund as a certificate holder, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses.


Collateralized Mortgage Obligations


        The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (collectively, "Mortgage Assets").

        In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Payments of principal and interest on the Mortgage Assets are commonly applied to the classes of a series of the CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. Because CMOs are collateralized by mortgage-backed securities, they are subject to similar risks and uncertainties associated with the prepayment of principal and the ability to accurately predict yield described above with respect to mortgage-backed securities.


Asset-Backed Securities

        The Fund may also invest in securities backed by assets other than mortgages, including company receivables, truck and auto loans, leases, and credit card receivables. Through the use of trusts and special purpose corporations, these types of assets are being securitized in pass-through structures similar to the mortgage pass-through structure or in pay-through structures similar to the CMO structure, both as described above. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. However, asset- backed securities do not generally have the benefit of the same security interest in the related collateral as either mortgage-backed securities or CMOs, and may therefore present certain risks not associated with such other securities. If the asset-backed security is issued in a pay-through structure similar to a CMO, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pay-through structure represents the interest in any excess cash flow remaining after making the foregoing payments, and will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Other Investment Practices

        In addition, the Fund may enter into repurchase agreements and make purchases of when-issued securities as described below.

        Repurchase Agreements.
        ----------------------

        The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed to be creditworthy by the Fund's Board of Directors under criteria established with the guidance of the Fund's investment advisor and sub-advisor (the "Advisors"). A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Treasury only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


        Foreign Currency Exchange Transactions.
        ---------------------------------------

        The Fund is authorized to use forward foreign currency exchange contracts to protect against uncertainty in the level of future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date (which may be any fixed number of days from the date the contract is entered into by the parties) at the price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may use such forward contracts only under two circumstances. First, if the Advisors believes the Fund should fix the U.S. dollar price of the foreign security when the Fund enters into a contract for the purchase of sale, at a future date, of a security denominated in a foreign currency. Second, if the Advisors believe the Fund should hedge against risk of loss in the value of those portfolio securities denominated in foreign currencies.

        Variable Amount Master Demand Notes.

        Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the quality criteria discussed above. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

        Non-U.S. Dollar-Denominated Securities.

        Non-U.S. dollar-denominated securities include debt obligations denominated in foreign or composite currencies (such as the European Currency
Unit) issued by (i) foreign national, provincial, state or municipal governments or their political subdivisions; (ii) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Steel and Coal Community); (iii) the U.S. Government (non-dollar securities only); and
(iv) foreign corporations.

        Rule 144A Securities

        Subject to the Fund's overall investment limitations on investment in illiquid securities and restricted securities, the Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market in these securities may affect their value. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

        Purchase of When-Issued Securities

        The Fund may purchase securities at their current market value on a forward commitment or "when-issued" basis. A segregated account of the Fund, consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a forward commitment or "when-issued" basis only with the intention of acquiring the securities, the Fund may choose to sell the securities before the settlement date. The value of securities so purchased or sold is subject to market fluctuation and no interest accrues to the purchaser during this period.

Investment Restrictions


        The Fund's investment program is subject to a number of investment restrictions that reflect self- imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:


        1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

        2. Invest more than 5% of its total assets in the securities of any single issuer or acquire more than 10% of the voting securities of any issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

        3. Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

        4. Invest in real estate or mortgages on real estate;

        5. Purchase or sell commodities or commodities contracts or futures contracts;

        6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        7. Issue senior securities;

        8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

        9. Effect short sales of securities;

        10. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

        11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

        12. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days.

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not:

        1. Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.


        The percentage limitations contained in these restrictions apply at the time of purchase of securities.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


        The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the NAV computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


        Under normal circumstances, the Fund will redeem Shares by check or wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


        The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

        The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

        The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

        In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net short-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

        Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

Fund Distributions

        Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

        In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, it is not expected that any Fund distribution will qualify for the corporate dividends-received deduction.

        Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

        Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxable on the entire amount of the dividend or distribution received, even though the net asset value per share on the date of such purchase may have reflected the amount of such distribution.

        The Fund will provide an annual statement to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

Sale or Exchange of Fund Shares

        The sale or exchange of a share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

State and Local Tax Considerations

        Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5.      MANAGEMENT OF THE FUND

Directors and Officers



        The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.


        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*RICHARD T. HALE, Chairman and Director (7/17/45)
        Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.


*TRUMAN T. SEMANS, Director  (10/27/26)
        Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company); and Director, Investment Company Capital Corp. (registered investment advisor) and Virginia Hot Springs, Inc. (property management); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director (3/11/38)
        60 Seagate Drive, Unit P106, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present and Director, Net.World (telecommunications), 1998-present. Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993; and Director, The Arch Fund (registered investment company).

JOSEPH R. HARDIMAN, Director (5/27/37)
        8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, The Nevis Fund (registered investment company) and Circon Corp. (medical instruments). Formerly, President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated) 1976 -1985.


LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products); and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking) and Director, Victory Funds (registered investment companies). Formerly, Director AMBAC Treasurers Trust (registered investment company) and DP Mann Holdings (insurance;).


REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ., Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment); Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).


HARRY WOOLF, President (8/12/23)
        Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Director, Research America (non-profit medical research); Formerly, Trustee, Reed College (education) and Rockefeller Foundation; Director, Merrill Lynch Cluster C Funds (registered investment companies) and, Flag Investors/ISI/BT Alex. Brown Cash Reserve Fund, Inc., Family of funds.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Investment Company Capital Corp. (registered investment advisor), 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-1995.

AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers
        LLP) 1988 -1997.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
        Assistant Vice President, BT Alex. Brown Incorporated, 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), 1994- 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), 1991-1994.


* Messrs. Hale and Semans are Directors who are "interested persons," as defined in the Investment Company Act.


        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown Incorporated ("BT Alex. Brown") or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Hale serves as Chairman of three funds, and as a Director of seven funds in the Fund Complex. Mr. Semans serves as Chairman of five funds and as a Director of five other funds in the Fund Complex. Messrs. Cunnane, Hardiman, Levy, McDonald and Vogt serve as Directors of each fund in the Fund Complex. Ms. Rimel serves as Director of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary of each fund in the Fund Complex.


        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or its affiliates may be considered to have received remuneration indirectly. As compensation for his or her services as Director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $2,441.

        The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 1998.



                                                         COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
Name of Person, Position            Aggregate Compensation             Pension or Retirement                     Total  Compensation
                                    From the Fund Payable to           Benefits Accrued As                             From the Fund
                                    Directors for the Fiscal Year      Part of Fund Expenses                        and Fund Complex
                                    Ended December 31, 1998                                                     Payable to Directors
                                                                                                                 for the Fiscal Year
                                                                                                             Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

Richard T. Hale, Chairman(1)                  $0                              $0                                          $0

Truman T. Semans, Director(1)                 $0                              $0                                          $0

James J. Cunnane, Director                  $446(2)                             3                     $39,000 for service on 13(4)
                                                                                                      Boards in the Fund Complex

Joseph R. Hardiman, Director(5)            $  0                                 3                     $19,500 for services on 11(6)
                                                                                                      Boards in the Fund Complex

John F. Kroeger, Director(7)               $560                                 3                     $49,000 for service on 13(4)
                                                                                                      Boards in the Fund Complex

Louis E. Levy, Director                    $503(2)                              3                     $44,000 for service on 13(4)
                                                                                                      Boards in the Fund Complex

Eugene J. McDonald, Director               $446(2)                              3                     $39,000 for service on 13(4)
                                                                                                      Boards in the Fund Complex

Rebecca W. Rimel, Director                 $453(2)                              3                     $39,000 for service on 12(4,6)
                                                                                                      Boards in the Fund Complex

Carl W. Vogt, Esq., Director               $456(2)                              3                     $39,000 for service on 13(4,6)
                                                                                                      Boards in the Fund Complex

-----------
1 A Director who is an "interested person" as defined in the Investment Company Act.
2 Of the amounts payable to Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel, $446, $0, $446, $456, and $453 respectively, was deferred pursuant to a deferred compensation plan.
3 The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 1998 was approximately $5,362.
4    One of these funds ceased operations on July 29, 1998.
5    Elected to Fund's board effective October 1, 1998.
6 Mr. Hardiman and Ms. Rimel receive and Mr. Vogt received proportionately higher compensation from each fund for which they serve as a director.
7    Retired from the Fund's board on September 28, 1998.



        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1998 was as follows: for Mr. Cunnane, 4 years; for Mr. Levy, 4 years; for Mr. McDonald, 6 years; for Ms. Rimel, 3 years; for Mr. Vogt, 3 years; and for Mr. Hardiman, 0 years.


Years of Service                    Estimated Annual Benefits Payable By
----------------                        Fund Complex Upon Retirement
                                    ------------------------------------
                           Chairmen of Audit and
                           Executive Committees             Other Participants
                           ----------------------           ------------------
6 years                                $4,900                      $3,900
7 years                                $9,800                      $7,800
8 years                               $14,700                     $11,700
9 years                               $19,600                     $15,600
10 years or more                      $24,500                     $19,500


         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds, BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.


Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes significant restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director or employee of the Fund or the Advisors preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases that are part of an automatic dividend reinvestment plan). The foregoing would apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.



6.       INVESTMENT ADVISORY AND OTHER SERVICES


         On June 17, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") The Investment Advisory Agreement was approved by a vote of shareholders of the Fund on August 14, 1997. On September 25, 1998, a Sub-Advisory Agreement among the Fund, ICC and Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) ("Brown Trust") was approved by a vote of shareholders of the Fund. ICC, the investment advisor, is an indirect subsidiary of Bankers Trust Corporation. Brown Trust is a trust company chartered under the laws of the State of Maryland. Brown Trust is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of Brown Trust and outside investors. ICC also serves as investment advisor and Brown Trust serves as sub-advisor to other funds in the Flag Investors family of funds.

         Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to Brown Trust provided that ICC continues to supervise the performance of Brown Trust and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or Brown Trust will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor Brown Trust shall be liable to the Fund or its shareholders for any act or omission by ICC or Brown Trust or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and Brown Trust to the Fund are not exclusive and ICC and Brown Trust are free to render similar services to others. Investment advisory fees paid to ICC for the last three fiscal years are shown below:


                         Advisory Fees For the Fiscal Year Ended December 31,
                           1998                1997               1996
Contractual Fee          $323,196            $268,092           $245,318
Less amount waived      ($208,010)          ($203,590)         ($201,059)
Fee after waivers        $115,186*            $64,502*           $44,259*
---------------

* Absent fee waivers for the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Fund's Total Operating Expenses would have been 0.93%, 0.96% and 0.99%, respectively, of the Flag Investors Class A Shares' average daily net assets.

         For the period from October 1, 1998 through December 31, 1998, Brown Trust received $24,083 ( net of fee waivers of $32,281) for sub-advisory services.

         As compensation for its services, ICC receives an annual fee from the Fund, payable monthly, at the following annual rates based upon the Fund's average daily net assets: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of that portion in excess of $1.5 billion. ICC has contractually agreed to reduce its annual fee, if necessary, or to reimburse expenses of the Fund to the extent so that the Fund's annual expenses do not exceed 0.70% of the Flag Investors Class A Shares' average daily net assets and 0.45% of the Flag Investors Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2000 and may be extended. As compensation for providing sub-advisory services, Brown Trust is entitled to receive a fee from ICC, calculated daily and payable monthly, at the annual rate of 0.23% of the first $1 billion of the Fund's average daily net assets, 0.20% of the next $500 million of the Fund's average daily net assets, and 0.16% of that portion of the Fund's average daily net assets in excess of $1.5 billion. Brown Trust has voluntarily agreed to waive its fees in proportion to any fee waivers by ICC.

         Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.


        In addition to its services as investment advisor, ICC also provides accounting services to the Fund and serves as the Fund's transfer and dividend disbursing agent. An affiliate of ICC provides custody services. (See "Custodian, Transfer Agent and Accounting Services.")


7.       DISTRIBUTION OF FUND SHARES


         ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement") effective August 31, 1997.


         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

         The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on September 29, 1998.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, including BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor, or their respective affiliates, will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents.


         As compensation for providing distribution services for the Flag Investors Class A Shares as described above, ICC Distributors receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Flag Investors Class A Shares. ICC Distributors expects to allocate most of its annual fee to Participating Dealers and Shareholder Servicing Agents. ICC Distributors receives no compensation for distributing the Flag Investors Institutional Shares.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


                                                     Fiscal Year Ended December 31,


        Class                            1998                  1997                     1996
Class A 12b-1 Fee                    $124,577(1)             $136,962(2)              $151,753(3)


------------


1    Received by ICC Distributors, the Fund's distributor.

2 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $93,060 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $43,902.
3    Fees received by Alex. Brown, the Fund's distributor.


         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the Fund's Flag Investors Class A Shares (the "Plan"). Under the Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 29, 1998. The Plan will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting called for such purpose.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time upon sixty days' notice, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plan, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.


         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plan with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors' overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than 0.25% of the Flag Investors Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by ICC Distributors. The Plan does not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to the class of the Fund. In return for payments received pursuant to the Plan for the last three years, the fund's distributor paid the distribution-related expenses of the Fund including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         The Fund's distributor received commissions on the sale of Class A Shares (of which only a portion was retained) in the following amounts:



                                            Fiscal Year Ended December 31,
       Class                      1998                            1997                               1996
                        Received       Retained        Received          Retained         Received         Retained

Class A                $35,645(1)        $0           $13,144(2)         $6,190(3)        $26,849(4)       $24,060(4)
Commissions

-------------
1    By ICC Distributors, the Fund's distributor.
2 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $6,926 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $6,188.
3    Retained by Alex. Brown.
4    By Alex. Brown, the Fund's distributor.


General Information

         The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors or ICC.


8.       BROKERAGE

         ICC is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisor in any transaction in which they act as a principal.

         If affiliates of the Advisor are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.


         ICC's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ICC may, in its discretion, effect brokerage transactions with broker-dealers that furnish statistical, research or other information or services that are deemed by ICC to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ICC is also authorized to pay broker-dealers other than affiliates of the Advisor higher commissions than other brokers might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board of Directors. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, [ICC directed no brokerage transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.]

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid to affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. For the fiscal year ended December 31, 1998 and the period from September 1, 1997 through December 31, 1997, the Fund did not pay brokerage commissions to BT Alex. Brown or its affiliates. For the period from January 1, 1997 through August 31, 1997 and for the fiscal year ended December 31, 1996, the Fund did not pay brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 1998, the Fund held a 4.5% repurchase agreement issued by Goldman Sachs & Co. valued at $1,482,845. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.


9.       CAPITAL STOCK


         The Fund is authorized to issue 85 million shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Short- Intermediate Income Fund Class A Shares, Flag Investors Short-Intermediate Income Fund Class B Shares, Flag Investors Short-Intermediate Income Fund Class C Shares and Flag Investors Short-Intermediate Income Fund Institutional Shares. The Flag Investors Class B Shares and the Flag Investors Class C Shares are not currently being offered. Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended December 31, 1998, Bankers Trust was paid $24,372 as compensation for providing custody services to the Fund. Investment Company Capital Corp. serves as the Fund's transfer and dividend disbursing agent and provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICC. As compensation for providing dividend and transfer agency services, the Fund pays ICC up to $15.62 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended December 31, 1998, ICC received transfer agency fees of $17,722.


         As compensation for providing accounting services, ICC receives an annual fee, calculated daily and paid monthly, as shown below.

         Average Net Assets                 Incremental Annual Accounting Fee

$               0      -     $     10,000,000          $15,000 (fixed fee)
$      10,000,000      -     $     25,000,000               0.080%
$      25,000,000      -     $     50,000,000               0.077%
$      50,000,000      -     $     75,000,000               0.050%
$      75,000,000      -     $    100,000,000               0.030%
$     100,000,000      -     $    500,000,000               0.020%
$     500,000,000      -     $  1,000,000,000               0.008%
over $1,000,000,000                                         0.003%


        In addition, the Fund reimburses ICC for certain out-of-pocket expenses. For the fiscal year ended December 31, 1998, ICC received accounting fees of $63,952.



12.     INDEPENDENT AUDITORS


         The annual financial statements of the Fund are audited by Deloitte & Touche LLP, independent auditors, whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm given on their authority as experts in accounting and auditing. Deloitte & Touche LLP has offices at University Square, 117 Campus Drive, Princeton, New Jersey 08540.



13.     LEGAL MATTERS

        Morgan, Lewis & Bockius LLP acts as counsel to the Fund.

14.     PERFORMANCE INFORMATION

        For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will generally be stated both in terms of total return and in terms of yield. However, the Fund may also from time to time state the performance of the Fund solely in terms of total return.

Total Return Calculations

        The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

         P(1 + T)n     =    ERV

    Where:       P     =    a hypothetical initial payment of $1,000

                 T     =    average annual total return

                 n     =    number of years (1, 5 or 10)

               ERV     =    ending redeemable value at the end of the 1-, 5-,
                            or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

        Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of a Series or class). In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.


        Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 payment for the periods ended December 31, 1998 were as follows:


                                    One-Year Period Ended          Five-Year Period Ended                Inception Through
                                      December 31, 1998               December 31, 1998                  December 31, 1998
                                     -------------------             -------------------                ------------------
                                  Ending                            Ending           Average          Ending           Average
Class                           Redeemable                        Redeemable      Annual Total      Redeemable      Annual Total
                                   Value      Total Return          Value            Return            Value           Return

Flag Investors Class A            $1,052          5.20%             $1,309            5.54%           $1,656            6.83%
May 13, 1991 +
Flag Investors Institutional      $1,071          7.07%              N/A               N/A            $1,222            6.56%
November 2, 1995 +

+   Inception Date.


        The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA/Weisenberger or Morningstar Inc., or with the performance of the Lehman Brothers Intermediate Aggregate Bond Index, the Lehman Brothers Government Intermediate-Term Bond Index or the Merrill Lynch 1-3 Year Treasury Index, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

        For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Yield Calculations


        The Fund's yield for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the 30-day period ended December 31, 1998 was 5.00% and 5.33%, respectively, and was computed in the manner discussed below. The yield of the Fund is calculated by dividing the net investment income per Share earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per Share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.


        Except as noted below, for the purpose of determining net investment income earned during the period, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

        Undeclared earned income will be subtracted from the net asset value per share. Undeclared earned income is net investment income that, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


        The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate was 40% for the fiscal year ended December 31, 1998 and 65% for the fiscal year ended December 31, 1997. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders.



15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of February 1, 1999:





                                                      Owned of      Beneficially
                 Name and Address                      Record           Owned                Percentage Owned
                 ----------------                      ------           -----                ----------------
Mercantile TR                                             X                               5.15% of Class A Shares
U/A 08/01/96
Keswick Pension Plan
FBO Keswick Home Pension Plan
P.O. Box 17002
Baltimore, MD  21297-0300

BT Alex. Brown Incorporated                                               X               5.60% of Class A Shares
FBO 204-16943-12
P.O. Box 1346
Baltimore, MD  21203-1346

Chase Manhattan Bank TR                                   X                            6.74% of Institutional Shares
Well Aluminum Corp
Master Trust 29400333
770 Broadway
New York, NY  10003-9522

BT Alex. Brown Incorporated                                               X           75.82% of Institutional Shares
FBO 250-10788-16
P.O. Box 1346
Baltimore, MD  21203-1346

*As of such date, BT Alex. Brown owned beneficially less than 1% of such Shares.


         Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares, as of February 1, 1999.



16.      FINANCIAL STATEMENTS

         (See next page.)

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

------------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1998

                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
------------------------------------------------------------------------------------
CORPORATE NOTES--38.7%

Atlantic City Electric
   6.00%, 1/15/03 .............................   A-   $     2,000   $ 2,040,000
Baltimore Gas & Electric
   6.75%, 6/5/12 ..............................   A          1,000     1,110,000
Bear Stearns Company Incorporated
   6.50%, 8/1/02 ..............................   A          2,000     2,040,000
Block Financial Corporation
   6.75%, 11/1/04 .............................   A          2,000     2,057,500
Computer Associates International
   6.375%, 4/15/05 ............................   A-         2,805     2,769,937
Countrywide Home Loan
   7.26%, 5/10/04 .............................   A          2,900     3,034,125
Dana Corporation
   6.50%, 3/15/08 .............................   A-         2,000     2,090,000
First Maryland Bancorp
   7.20%, 7/1/07 ..............................   A-         3,000     3,258,750
Ford Motor Credit
   6.00%, 1/14/03 .............................   A          2,000     2,037,500
General Motors Acceptance Corporation
   5.625%, 2/15/01 ............................   A-         1,000     1,003,750
International Lease Finance
   6.43%, 9/15/00 .............................   A+         2,000     2,037,500
New York Telephone
   7.375%, 12/15/11 ...........................   A+         1,700     1,736,125
Pacific Gas & Electric
   6.25%, 3/1/04 ..............................   A          2,000     2,062,500
Philip Morris, Inc. ...........................
   6.95%, 6/1/06 ..............................   A          2,000     2,052,500
Sears Roebuck Acceptance Corporation
   6.34%, 9/19/00 .............................   A-         2,290     2,324,350
Sony Corporation
   6.125%, 3/4/03 .............................   A          2,000     2,047,500
Tyco International Corporation
   5.875%, 11/1/04 ............................   A-         2,000     2,007,500
                                                                     -----------
Total Corporate Notes
  (Cost $34,980,231) ..........................                       35,709,537
                                                                     -----------

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

------------------------------------------------------------------------------------
                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES--37.0%

Federal Home Loan Banks Board - 2.2%
Debentures
FHLB Board
   5.12%, 9/15/03 ..............................   AAA   $    2,000   $2,003,560

FEDERAL NATIONAL MORTGAGE ASSOC. - 4.4%
Debentures
FNMA-Govt
   7.12%, 4/19/02 ..............................   AAA        2,000    2,011,820
   5.75%, 2/15/08 ..............................   AAA        2,000    2,074,500

FEDERAL HOME LOAN MORTGAGE CORP. - 2.2%
Debentures
FHLMC
   5.12%, 10/15/08 .............................   AAA        2,000    1,982,400

MORTGAGE BACKED-SECURITIES - 27.3%
FHLMC Pool #C00210
   8.00%, 1/1/23 ...............................   AAA          555      574,480
FHLMC Pool #E20099
   6.50%, 5/1/09 ...............................   AAA        3,674    3,729,189
FHLMC Pool #G10049
   8.00%, 10/1/07 ..............................   AAA          579      596,820
FHLMC Pool #G10543
   6.00%, 6/1/11 ...............................   AAA        2,271    2,280,797
FHLMC Pool #G50334
   6.50%, 2/1/01 ...............................   AAA        1,070    1,080,838
FHLMC T-5 A3
   7.15%, 1/25/12 ..............................   AAA        2,500    2,546,250
FHLMC T-9 A2
   6.43%, 2/25/13 ..............................   AAA        3,000    3,002,250
FNMA Pool #326570
   7.00%, 2/1/08 ...............................   AAA        2,340    2,392,213
FNMA Pool #362537
   6.50%, 10/1/03 ..............................   AAA        2,079    2,106,256
FNMA Pool #433646
   6.00%, 10/1/13 ..............................   AAA        5,508    5,527,069
FNGL Pool #409589
   9.50%, 11/1/15 ..............................   AAA        1,287    1,374,594

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

-----------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            December 31, 1998

                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
-----------------------------------------------------------------------------------
GUARANTEED EXPORT TRUST - 0.9%
Guaranteed Export Trust , 94-F-A
   8.18%, 12/15/04 ..............................   AAA    $   764   $   821,776
                                                                     -----------
Total U.S. Government Agency Securities
  (Cost $33,863,955) ............................                     34,104,812
                                                                     -----------
 U.S. TREASURY SECURITIES--2.3%

U.S. Treasury Notes
   5.75%, 8/15/03 ...............................   AAA      2,000     2,089,460
                                                                     -----------
Total U.S. Treasury Securities
  (Cost $1,913,253) .............................                      2,089,460
                                                                     -----------
ASSET BACKED SECURITIES--20.9%

Aesop Funding II Limited Liability
   Company, 1997-1-A1
   6.22%, 10/20/01 ..............................   AAA      3,000     3,049,680
CPS Auto Trust , 1998-2-A
   6.09%, 11/15/03 ..............................   AAA      2,753     2,766,196
Discover Card Master , Trust I, 1998-4-A
   5.75%, 10/15/03 ..............................   AAA      3,500     3,537,625
Green Tree Financial Corporation, 1994-6-A5
   8.25%, 1/15/20 ...............................   NR**     3,000     3,089,010
Metris Master Trust , 97-1-A
   6.87%, 10/20/05 ..............................   AAA      3,000     3,099,240
PG&E Rate Reduction Bonds, California
   Infrastructure, 97-1-A4
   6.16%, 6/25/03 ...............................   AAA      3,700     3,761,050
                                                                     -----------
Total Asset Backed Securities
  (Cost $19,100,826) ............................                     19,302,801
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--0.6%
FEDERAL NATIONAL MORTGAGE ASSOC. - 0.1%
FNMA Series 1988-18B
   9.40%, 7/25/03 ...............................   AAA         84        86,649

                        See Notes to Financial Statements

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND

------------------------------------------------------------------------------------
                                                  S&P          Par
Security                                        Rating*       (000)    Market Value
------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 0.5%
FHLMC Series 106-F
   8.50%, 12/15/20 ................................   AAA    $   518   $    519,760
                                                                       ------------
Total Collateralized Mortgage Obligations
  (Cost $613,489) .................................                         606,409
                                                                       ------------
REPURCHASE AGREEMENT--1.6%

Goldman Sachs & Co., 4.50%
   Dated 12/31/98, to be repurchased on
   01/04/99, collateralized by U.S. Treasury
   Bond with a par value of $1,447,000,
   Coupon rate of 4.50%, due 1/11/01
   with a market value of $1,482,845
   (Cost $1,453,000) ..............................    NR      1,453      1,453,000
                                                                       ------------
Total Investments--101.1%
  (Cost $91,924,754) *** ..........................                    $ 93,266,019
                                                                       ------------
Other Liabilities in Excess of Other
   Assets--(1.1%)..................................                      (1,047,540)
                                                                       ------------
Total Net Assets--100.0% ..........................                    $ 92,218,479
                                                                       ============
Net Asset Value and Redemption Price Per:
   Class A Share
   ($47,106,899 divided 4,496,031 shares
   outstanding)....................................                    $      10.48
                                                                       ============
   Institutional Share
   ($45,111,580 divided 4,254,449 shares
   outstanding)....................................                    $      10.60
                                                                       ============
Maximum Offering Price Per:
   Class A Share ($10.48 divided 0.985)............                    $      10.64
                                                                       ============
   Institutional Share ............................                    $      10.60
                                                                       ============

---------
* The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1998. The U.S. Government Agency Securities and U.S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U.S. government. These ratings have not been audited by Deloitte & Touche LLP.
** Although this holding is not rated by S&P, it is rated Aaa by Moody's and AAA by Fitch.
***  Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                        For the
                                                                      Year Ended
                                                                     December 31,
--------------------------------------------------------------------------------
                                                                         1998
Investment Income:
   Interest ......................................................  $ 5,779,577
                                                                    -----------
Expenses:
   Investment advisory fee .......................................      323,196
   Distribution fee ..............................................      124,577
   Professional fees .............................................      111,420
   Accounting fee ................................................       63,952
   Registration fees .............................................       43,180
   Custodian fee .................................................       24,372
   Printing and postage ..........................................       24,178
   Transfer agent fee ............................................       17,722
   Miscellaneous .................................................       15,548
                                                                    -----------
            Total expenses .......................................      748,145

Less: Fees waived ................................................     (208,010)
                                                                    -----------
            Net expenses .........................................      540,135
                                                                    -----------
Net investment income ............................................    5,239,442
                                                                    -----------
Realized and unrealized gain on investments:
   Net realized gain from security transactions ..................      626,662
   Change in unrealized appreciation/depreciation of investments..      281,972
                                                                    -----------
            Net gain on investments ..............................      908,634
                                                                    -----------
Net increase in net assets resulting from operations .............  $ 6,148,076
                                                                    ===========

                       See Notes to Financial Statements.
                                      -32-

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                 For the Year Ended December 31,
--------------------------------------------------------------------------------
                                                       1998            1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ........................   $  5,239,442    $  4,590,636
   Net gain from security transactions ..........        626,662          95,306
   Change in unrealized appreciation/
     depreciation of investments ................        281,972         680,823
                                                    ------------    ------------
   Net increase in net assets resulting
     from operations ............................      6,148,076       5,366,765
                                                    ------------    ------------
Dividends to Shareholders from:
   Net investment income:
     Class A Shares .............................     (2,783,314)     (3,165,854)
     Institutional Shares .......................     (2,456,128)     (1,359,289)
Distributions in excess of net investment income:
     Class A Shares .............................        (84,080)           --
     Institutional Shares .......................        (74,196)           --
                                                    ------------    ------------
   Total distributions ..........................     (5,397,718)     (4,525,143)
                                                    ------------    ------------
Capital Share Transactions:
   Proceeds from sale of shares .................     46,758,290      23,594,729
   Value of shares issued in reinvestment of
     dividends ..................................      2,730,265       2,514,042
   Cost of shares repurchased ...................    (35,645,932)    (25,416,223)
                                                    ------------    ------------
   Increase in net assets derived from
     capital share transactions .................     13,842,623         692,548
                                                    ------------    ------------
   Total increase in net assets .................     14,592,981       1,534,170

Net Assets:
   Beginning of year ............................     77,625,498      76,091,328
                                                    ------------    ------------
   End of year ..................................   $ 92,218,479    $ 77,625,498
                                                    ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                              For the
                                                             Year Ended
                                                            December 31,              For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                1998          1997           1996            1995          1994
Per Share Operating Performance:
   Net asset value at beginning of year ...............  $       10.39  $       10.28  $       10.48  $        9.62  $       10.57
                                                         -------------  -------------  -------------  -------------  -------------
Income from Investment Operations:
   Net investment income ..............................           0.58           0.61           0.63           0.62           0.57
   Net realized and unrealized gain/(loss) on
    investments........................................           0.11           0.10          (0.23)          0.84          (0.92)
                                                         -------------  -------------  -------------  -------------  -------------
   Total from Investment Operations ...................           0.69           0.71           0.40           1.46          (0.35)
Less Distributions:
   Distributions from net investment income ...........          (0.58)         (0.60)         (0.60)         (0.60)         (0.57)
   Distributions in excess of net investment income ...          (0.02)            --             --             --             --
   Return of capital ..................................             --             --             --             --          (0.03)
                                                         -------------  -------------  -------------  -------------  -------------
   Total distributions ................................          (0.60)         (0.60)         (0.60)         (0.60)         (0.60)
                                                         -------------  -------------  -------------  -------------  -------------

   Net asset value at end of year .....................  $       10.48  $       10.39  $       10.28  $       10.48  $        9.62
                                                         =============  =============  =============  =============  =============

Total Return(1) .......................................           6.81%          7.13%          4.04%         15.43%         (3.32)%
Ratios to Average Daily Net Assets:
   Expenses(2) ........................................           0.70%          0.70%          0.70%          0.70%          0.70%
   Net investment income(3) ...........................           5.57%          5.92%          6.11%          6.00%          5.57%
Supplemental Data:
   Net assets at end of year (000) ....................  $      47,107  $      45,569  $      58,584  $      67,116  $      78,789
   Portfolio turnover rate ............................             40%            65%            42%            46%            50%

----------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.93%, 0.96%, 0.99%, 0.93%, and 0.84%, for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.
3 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.34%, 5.66%, 5.83%, 5.77%, and 5.43%, for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

                       See Notes to Financial Statements.

                                    34 and 35

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              For the                                 For the Period
                                                             Year Ended        For the Years         November 2, 1995(1)
                                                            December 31,     Ended December 31,     through December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                1998        1997            1996             1995
Per Share Operating Performance:
   Net asset value at beginning of period ................  $   10.50  $   10.38         $   10.58       $    10.42
                                                            ---------  ---------         ---------       ----------
Income from Investment Operations:
   Net investment income .................................       0.61       0.61              0.59             0.09
   Net realized and unrealized gain/(loss) on investments.       0.11       0.13             (0.17)            0.12
                                                            ---------  ---------         ---------       ----------
   Total from Investment Operations ......................       0.72       0.74              0.42             0.21
Less Distributions:
   Distributions from net investment income ..............      (0.61)     (0.62)            (0.62)           (0.05)
   Distributions in excess of net investment income ......      (0.01)        --                --               --
                                                            ---------  ---------         ---------       ----------
   Total distributions ...................................      (0.62)     (0.62)            (0.62)           (0.05)
                                                            ---------  ---------         ---------       ----------

   Net asset value at end of period ......................  $   10.60  $   10.50         $   10.38       $    10.58
                                                            =========  =========         =========       ==========

Total Return(2)...........................................       7.07%      7.40%             4.20%           12.47%
Ratios to Average Daily Net Assets:
   Expenses(3)............................................       0.45%      0.45%             0.45%            0.45%(5)
   Net investment income(4)...............................       5.81%      6.17%             6.35%            6.52%(5)
Supplemental Data:
   Net assets at end of period (000) .....................  $  45,112  $  32,056         $  17,507       $    2,186
   Portfolio turnover rate ...............................         40%        65%               42%              46%

--------------
1 Commencement of operations
2 Total return excluded the effect of sales charge.
3 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.67%, 0.72%, 0.76%, and 0.72% (annualized) for the years ended December 31, 1998, 1997 and 1996 and for the period ended December 31, 1995, respectively.
4 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.58%, 5.90%, 6.04%, and 6.27% (annualized) for the years ended December 31, 1998, 1997 and 1996, and for the period ended December 31, 1995, respectively.
5 Annualized

                       See Notes to Financial Statements.

                                     36 and 37

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), was organized as a Maryland Corporation on April 16, 1990 and commenced operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which commenced May 13, 1991, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values debt securities based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At December 31, 1998 there are no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

      B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

         matures. The agreement requires that the collateral's market value, including any accrued interest, exceeds the broker's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for income taxes.

      D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND
         OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income occur when taxable income exceeds income under generally accepted accounting principles.

NOTE 2--INVESTMENT ADVISORY FEE, TRANSACTIONS WITH AFFILIATES AND
        OTHER FEES

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--CONTINUED

million and 0.25% of the amount over $1.5 billion. For the year ended December 31, 1998, ICC's advisory fees amounted to $323,196, of which $8,697 was payable at the end of the period.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the year ended December 31, 1998, ICC waived fees of $208,010.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the year ended December 31, 1998 ICC's fees were $63,952, of which $5,504 was payable at the end of the period.

     ICC also provides transfer agent services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998 ICC's fees were $17,722, of which $3,450 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons, Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     Effective September 22, 1997 Bankers Trust Corporation became the Fund's custodian. For the year ended December 31, 1998 Bankers Trust fees were $24,372 of which $3,272 was payable at the end of the period.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was approximately $5,362, and the accrued liability was approximately $12,254.
                                      -40-

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTE 3--CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory & Trust and 3 million undesignated). Transactions in shares of the Fund are listed below.


                                                         Class A Shares
                                                   ---------------------------
                                                     For the        For the
                                                   Year Ended     Year Ended
                                                  Dec. 31, 1998  Dec. 31, 1997
                                                  ------------   -------------
Shares sold ....................................      1,491,889         643,871
Shares issued to shareholders on
   reinvestment of dividends ...................        203,462         188,623
Shares redeemed ................................     (1,585,950)     (2,147,036)
                                                   ------------    ------------
Net increase/(decrease) in shares outstanding ..        109,401      (1,314,542)
                                                   ============    ============
Proceeds from sale of shares ...................   $ 15,616,738    $  6,656,537
Value of reinvested dividends ..................      2,128,706       1,939,315
Cost of shares redeemed ........................    (16,609,172)    (22,186,651)
                                                   ------------    ------------
Net increase/(decrease) from capital share
   transactions ................................   $  1,136,272    $(13,590,799)
                                                   ============    ============

                                                       Institutional Shares
                                                   ----------------------------
                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   Dec. 31, 1998  Dec. 31, 1997
                                                   ------------   -------------
Shares sold ....................................      2,941,098       1,621,803
Shares issued to shareholders on
   reinvestment of dividends ...................         56,983          55,315
Shares redeemed ................................     (1,796,192)       (310,716)
                                                   ------------    ------------
Net increase in shares outstanding .............      1,201,889       1,366,402
                                                   ============    ============
Proceeds from sale of shares ...................   $ 31,141,552    $ 16,938,192
Value of reinvested dividends ..................        601,559         574,727
Cost of shares redeemed ........................    (19,036,760)     (3,229,572)
                                                   ------------    ------------
Net increase from capital share transactions ...   $ 12,706,351    $ 14,283,347
                                                   ============    ============

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4--INVESTMENT TRANSACTIONS

     Excluding short-term obligations, purchases of investment securities aggregated $64,786,573 and sales of investment securities aggregated $34,192,004 for the year ended December 31, 1998.

     At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,484,580, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $143,315.

NOTE 5--NET ASSETS

At December 31, 1998, net assets consisted of:

Paid-in Capital:
    Flag Investors Class A Shares ............................     $ 49,449,406
    Flag Investors Institutional Shares ......................       44,425,466
Distributions in excess of net investment income .............         (214,183)
Accumulated net realized loss from security transactions .....       (2,783,475)
Net unrealized appreciation of investments ...................        1,341,265
                                                                   ------------
                                                                   $ 92,218,479
                                                                   ============
NOTE 6--FEDERAL INCOME TAX INFORMATION

     At December 31, 1998, there was a tax capital loss carryforward of $2,757,728, of which $2,722,604 expires in 2003 and $35,124 expires in 2004.
This carryforward will be used to offset future net capital gains, if any.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Directors and Shareholders
Flag Investors Short-Intermediate Income Fund, Inc.

     We have audited the accompanying statement of net assets of the Flag Investors Short-Intermediate Income Fund, Inc. as of December 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors Short-Intermediate Income Fund, Inc. at December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Princeton, New Jersey
February 2, 1999

                                    APPENDIX

                        Corporate Bond Rating Definitions

--------------------------------------------------------------------------------

Standard & Poor's Ratings Group

AAA - Highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A - Strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
--------------------------------------------------------------------------------


Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A - Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Commercial Paper Rating Definitions

--------------------------------------------------------------------------------


Standard & Poor's Ratings Group

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a " strong" degree of safety regarding timely payment.

--------------------------------------------------------------------------------


Moody's Investors Service, Inc.

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.

PART C.        OTHER INFORMATION

Item 23.       Exhibits.

               (a)(1) Articles of Incorporation, incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

                  (2) Amended Articles of Incorporation, incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

                  (3) Amendment to Amended Articles of Incorporation, incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                  (4) Articles Supplementary dated April 23, 1992, incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                  (5) Articles Supplementary dated October 6, 1995, incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                  (6) Articles Supplementary dated April 25, 1996, incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

                  (7) Articles Supplementary with respect to creation of ABCAT Shares Class dated October 31, 1996, incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

                  (8) Articles of Amendment to Articles of Incorporation with respect to Registrant's name change dated December 19, 1996, incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

                  (9) Articles Supplementary dated October 23, 1998, filed herewith.

                  (10) Articles Supplementary dated November 19, 1998, filed herewith.

                  (11) Articles of Amendment to Articles of Incorporation to reclassify the ABCAT Shares dated November 20, 1998, filed herewith.

           (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

           (c) Instruments Defining Rights of Security Holders, incorporated by reference to Exhibit 1(Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 6, 7 and 8, to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000390, 950116-96-000268
                    and 950116-97-000791, respectively) on August 18, 1995,
                    April 26, 1996 and April 28, 1997, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 9 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

           (d)(1) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

              (2) Investment Sub-Advisory Agreement dated October 1, 1998 between Registrant, Investment Company Capital Corp. and Alex. Brown Capital Advisory & Trust Company (now known as Brown Investment Advisory & Trust Company), filed herewith.

              (3)        Expense Limitation Agreement, filed herewith.

           (e)(1) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

              (2) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

              (3) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents, incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

           (f)   Not Applicable.

           (g)   (1)     Custodian Agreement dated June 5, 1998 between
                         Registrant and Bankers Trust Company, filed herewith.

                 (2) Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

           (h)    Not Applicable.

           (i) Opinion of Counsel, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

           (j)    (1)      Consent of Independent Auditors, filed herewith.

                  (2) Consents of Directors to serve, incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

           (k)      Not Applicable.

           (l) Form of Subscription Agreement re: initial $100,000 capital, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

           (m)      (1)    Distribution Plan (Flag Investors Class A
                           Shares), incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 7 to Registrant's
                           Registration Statement on Form N-1A (Registration No.
                           33-34275), filed with the Securities and Exchange
                           Commission via EDGAR (950116-96-000268) on April 26,
                           1996.

                    (2) Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit (15)(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

           (n)      Financial Data Schedule, filed herewith as EX-27.

           (o)      (1)    Rule 18f-3 Plan, incorporated by reference to
                           Exhibit (18)(a) to Post-Effective Amendment No. 8 to
                           Registrant's Registration Statement on Form N-1A
                           (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No.
                           950116-96-001118) on October 18, 1996.

                    (2)    Amended Rule 18f-3 Plan, filed herewith.

           (p)      Powers of Attorney, filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person's control. For each company, also provide the state or sovereign power under the law of which the company is organized.

          None.

Item 25.  Indemnification.

          State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

          Section 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit a to this Registration Statement and incorporated herein by reference, provide as follows:

          Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law.

          Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Section 4. References to the Maryland General Corporation Law in this
          Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor.

          Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

          During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Brown Investment Advisory & Trust Company has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

          (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

          ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc. (formerly, Flag Investors Telephone Income Fund, Inc.), Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., the Flag Investors Total Return U.S. Treasury Fund Shares of Total Return U.S. Treasury Fund, Inc., the Flag Investors Managed Municipal Fund Shares of Managed Municipal Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.


          (b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

                                  Position and
                                  Offices with              Position and
Name and Principal                  Principal               Officers with
Business Address*                  Underwriter               Registrant
------------------                ------------              -------------
John Y. Keffer                     President                     None

Sara M. Morris                     Treasurer                     None

David I. Goldstein                 Secretary                     None

Benjamin L. Niles                  Vice President                None

Margaret J. Fenderson              Assistant Treasurer           None

Dana L. Lukens                     Assistant Secretary           None

Nanette K. Chern                   Chief Compliance              None
                                   Officer

-----------------
*   Two Portland Square
    Portland, Maine 04101

    (c)  Not Applicable.


Item 28.  Location of Accounts and Records.

          State the name and address of each person maintaining physical possession of each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] thereunder.

                           Investment Company Capital Corp., One South Street,
                    Baltimore, Maryland 21202, the Registrant's investment advisor and transfer and dividend disbursing agent and Brown Investment Advisory & Trust Company, Furness House, 19 South Street, Baltimore, Maryland 21202, Registrant's sub-advisor, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

                           In particular, with respect to the records required
                    by Rule 31a-1(b)1, ICC and Brown Investment Advisory & Trust each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the transfer agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

          Provide a summary of the substantive provisions of any management related service contract not discussed in Part A or Part B of this Form disclosing the parties to the contract and the total amount paid and by whom, for the Registrant's last three fiscal years.

          See Exhibit g.


Item 30.  Undertakings.

          Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

          (a) Not Applicable.

          (b) Not Applicable.

          (c) A copy of the Registrant's latest Annual Report to Shareholders is available upon request, without charge by contacting the Registrant at (800) 767-3524.

           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 26th day of February, 1999.


                                               FLAG INVESTORS SHORT-INTERMEDIATE
                                               INCOME FUND, INC.



                                               By: /s/Harry Woolf
                                                  ----------------
                                                      Harry Woolf


           Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:



      *                                                 February 26, 1999
------------------------        Chairman                ------------------------
Richard T. Hale                 and Director            Date

      *                                                 February 26, 1999
------------------------        Director                ------------------------
James J. Cunnane                                        Date

      *                                                 February 26, 1999
------------------------        Director                ------------------------
Joseph R. Hardiman                                      Date

      *                                                 February 26, 1999
------------------------        Director                ------------------------
Louis E. Levy                                           Date

      *                                                 February 26, 1999
------------------------        Director                ------------------------
Eugene J. McDonald                                      Date

      *                                                 February 26, 1999
------------------------        Director                ------------------------
Rebecca W. Rimel                                        Date

                                                        February 26, 1999
      *                                                 ------------------------
------------------------        Director                Date
Truman T. Semans

       *
------------------------        Director                February 26, 1999
Carl W. Vogt                                            ------------------------
                                                        Date
/s/Harry Woolf
------------------------        President               February 26, 1999
   Harry Woolf                                          ------------------------
                                                        Date

    Joseph A. Finelli           Chief Financial         February 26, 1999
------------------------        and Accounting          ------------------------
/s/ Joseph A. Finelli               Officer                 Date


*By: /s/Amy M. Olmert
     -------------------
        Amy M. Olmert
        Attorney-In-Fact

               Flag Investors Short-Intermediate Income Fund, Inc.
                                Index of Exhibits
EDGAR
Exhibit Number               Document
--------------               --------
                  (a)        (1)Articles of Incorporation, incorporated by
                             reference to Exhibit (1)(a) to Post-Effective
                             Amendment No. 6 to Registrant's Registration
                             Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on
                             August 18, 1995.

                             (2)Amended Articles of Incorporation, incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116- 95-000390) on August 18, 1995.

                             (3)Amendment to Amended Articles of Incorporation, incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33- 34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                             (4)Articles Supplementary dated April 23, 1992, incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96- 000268) on April 26, 1996.

                             (5)Articles Supplementary dated October 6, 1995, incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33- 34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                             (6)Articles Supplementary dated April 25, 1996, incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97- 000791) on April 28, 1997.

                             (7)Articles Supplementary with respect to creation of ABCAT Shares Class dated October 31, 1996, incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

                             (8)Articles of Amendment to Articles of
                             Incorporation with respect to Registrant's name change dated December 19, 1996, incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

EX-99.B (9)Articles Supplementary dated October 23, 1998, filed herewith.

EX-99.B (10)Articles Supplementary dated November 17, 1998, filed herewith.

EX-99.B (11)Articles of Amendment to Articles of Incorporation to reclassify the ABCAT Shares dated November 18, 1998, filed herewith.

                  (b) By-Laws, as amended through December 18, 1996, incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-97-000791) on April 28, 1997.

                  (c) Instruments Defining Rights of Security Holders, incorporated by reference to Exhibit 1(Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 6, 7 and 8, to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-95-000390, 950116-96-000268
                             and 950116-97-000791, respectively) on August 18, 1995, April 26, 1996 and April 28, 1997,
                             respectively, and Exhibit 2 (By- Laws) as amended to date, filed as part of Post-Effective Amendment No. 9 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on April 28, 1997.

                  (d) (1)Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit
                             (5)(a) to Post-Effective Amendment No. 10 to
                             Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

EX-99.B (2)Investment Sub-Advisory Agreement dated October 1, 1998 between Registrant, Investment Company Capital Corp. and Alex. Brown Capital Advisory & Trust Company (now known as Brown Investment Advisory & Trust), filed herewith.

EX-99.B                      (3)Expense Limitation Agreement, filed herewith.

                  (e) (1)Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc., incorporated by reference to Exhibit (6)(a) to Post- Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

                             (2)Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Dealers, incorporated by reference to Exhibit (6)(b) to Post- Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

                             (3)Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents, incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

                  (f)        Not Applicable.

EX-99.B           (g)        (1)Custodian Agreement dated June 5, 1998 between
                             Registrant and Bankers Trust Company, filed herewith.

                             (2)Master Services Agreement between Registrant and Investment Company Capital Corp., incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                  (h)        Not Applicable.

                  (i)        Opinion of Counsel, incorporated by reference to
                             Exhibit 10 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

EX-99.B           (j)        (1)Consent of Independent Auditors, filed herewith.

                             (2)Consents of Directors to serve, incorporated by reference to Exhibit (11)(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                  (k)        Not Applicable.

                  (l) Form of Subscription Agreement re: initial $100,000 capital, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000390) on August 18, 1995.

                  (m) (1)Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275), filed with the Securities and Exchange Commission via EDGAR (950116-96-000268) on April 26, 1996.

                             (2)Amended Distribution Plan (Flag Investors Class A Shares), incorporated by reference to Exhibit
                             (15)(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000948) on April 28, 1998.

EX-27             (n)        Financial Data Schedule, filed herewith as EX-27.

                  (o) (1)Rule 18f-3 Plan, incorporated by reference to Exhibit (18)(a) to Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-34275) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-001118) on October 18,
                             1996.

EX-99.B                      (2)Amended Rule 18f-3 Plan, filed herewith.

EX-99.B           (p)        Powers of Attorney, filed herewith.